SUBSCRIPTION AGREEMENT

TO:               XILLIX TECHNOLOGIES CORP. (the "Corporation")

1. The undersigned hereby irrevocably subscribes for and agrees to purchase, subject to the terms and conditions of this Subscription Agreement, 2,691,904 common shares in the capital of the Corporation (the "Purchased Securities") for an aggregate consideration of $7,187,384 (Canadian), representing a subscription price of $2.67 (Canadian) per Purchased Security.

2. The undersigned acknowledges that the issuance and sale of the Purchased Securities is subject to the approval of The Toronto Stock Exchange (the "Exchange"). The undersigned further acknowledges that, pursuant to the terms of a financial advisory agreement dated September 4, 1997 between the Corporation and 1991 Capital West Partners ("Capital West"), as amended, the Corporation will pay to Capital West an advisory fee in the amount of 5% of the gross proceeds received by it from the issue and sale of the Purchased Securities.

3. By executing this Subscription Agreement, the undersigned represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

     (a) the issue and sale of the Purchased Securities to it or, if applicable, to any purchaser on whose behalf it is contracting hereunder, is being made in reliance upon exemptions from the requirements as to the involvement of a registered dealer, the filing of a prospectus and the delivery of an offering memorandum as set out in securities legislation in British Columbia relating to the sale of the Purchased Securities;

     (b) the Purchased Securities will be subject to certain resale restrictions under applicable securities laws and that the undersigned agrees to comply with such restrictions. The undersigned also acknowledges that it has been independently advised with respect to applicable resale restrictions, that no representation has been made to it by or on behalf of the Corporation with respect thereto and that it is solely responsible for complying with such restrictions (and the Corporation is not in any manner responsible for ensuring such compliance);

     (c) it is aware of the characteristics of the Purchased Securities, the risks relating to an investment therein and of the fact that it will not be able to resell the Purchased Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy;

     (d) it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements, interim financial statements or any other document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Purchased Securities and it is not aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

     (e) it is a Delaware corporation whose principal place of business is in California, and at which this investment decision was made;

     (f) it is purchasing the Purchased Securities as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of the Purchased Securities;

     (g) it has an aggregate acquisition cost of purchasing the Purchased Securities of not less than $97,000;

     (h) it has not been formed solely or primarily for the purpose of purchasing the Purchased Securities pursuant to exemptions from the prospectus and/or registration requirements of applicable securities legislation;

     (i) it will not resell or otherwise transfer or dispose of any of the Purchased Securities except in accordance with the provisions of all applicable securities laws;

     (j) it has been afforded with full access to all relevant financial, technical, operational and corporate information relating to the Corporation and the Purchased Securities, has been afforded an opportunity to ask such questions of the Corporation's officers, employees, agents, accountants and representatives concerning the foregoing and all other relevant matters as it has deemed necessary or desirable, has been given all such information that has been requested in order to assess and evaluate the Purchased Securities and the merits and the risks of the transactions contemplated herein, and, as a result, has acquired sufficient information concerning the Corporation to make an informed and knowledgeable decision with respect to the purchase of the Purchased Securities;

     (k) this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the undersigned;

     (l) it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities and is able to bear the economic risk of loss of its investment;

     (m) if required by applicable securities legislation, policy or order or securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings, forms and other documents with respect to the issue of the Purchased Securities (including, without limitation, the undertaking required by the Exchange in the form attached as Schedule A hereto) as may be required by any securities commission, stock exchange or other regulatory authority;

     (n) the Purchased Securities are not being purchased by the undersigned as a result of any material information concerning the Corporation that has not been publicly disclosed and the undersigned's decision to tender this offer and acquire the Purchased Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, Capital West or any other person and is based entirely upon currently available public information concerning the Corporation;

     (o) it understands that the Purchased Securities have not been and will not be registered under the U.S. Securities Act or any state securities law, and that the sale contemplated hereby is being made in reliance on Rule 506 of Regulation D under the U.S. Securities Act ("Regulation D");

     (p)  it is an "accredited investor" as defined in Rule 501(a) of Regulation
          D;

     (q) if it decides to offer, sell or otherwise transfer the Purchased Securities, such securities may be offered, sold or otherwise transferred only (i) to the Corporation, (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act, or (iii) inside the United States in accordance with
          (A) Rule 144A under the U.S. Securities Act to a person who the seller reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (B) the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable, or (C) with the prior written consent of the Corporation, another exemption from registration under the U.S. Securities Act.

     (r) all certificates representing the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF XILLIX TECHNOLOGIES CORP. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO XILLIX TECHNOLOGIES CORP., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR HIS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (3) WITH THE PRIOR WRITTEN CONSENT OF XILLIX TECHNOLOGIES CORP., ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

          provided that, if any such securities are being sold outside the United States in accordance with Rule 904 of Regulation S, the legend may be removed by providing both the seller's and broker's representation letters to CIBC Mellon Trust Company, as registrar and transfer agent, to the effect set forth in Schedule B to this Subscription Agreement, or in such other form as CIBC Mellon Trust Company or the Corporation may from time to time prescribe;

     (s) it understands and acknowledges that the Corporation may instruct CIBC Mellon Trust Company not to record a transfer without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act; and

     (t) it acknowledges that, pursuant to British Columbia Securities Commission Blanket Order BOR#95/17, an initial trade report in the prescribed form in respect of the resale of the Purchased Securities must be filed within 10 days of the initial trade of such securities and where the undersigned has filed such an initial trade report, the undersigned is not required to file a further report in respect of additional trades of Purchased Securities acquired on the same date and under the same exemption as the Purchased Securities that are the subject of the initial trade report.

     The undersigned acknowledges that the foregoing representations and warranties are made by it with the intent that they may be relied upon in determining the undersigned's eligibility to subscribe for and purchase the Purchased Securities hereunder. The undersigned further agrees that, by accepting the Purchased Securities on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by it at the Closing Time.

4. The Corporation represents, warrants and covenants to the undersigned (and acknowledges that the undersigned is relying thereon) that:

     (a) the Corporation and each of its subsidiaries is a valid and subsisting corporation, duly incorporated or amalgamated and in good standing under the laws of its jurisdiction of incorporation;

     (b) the common shares of the Corporation are listed and posted for trading on the Exchange and, to the best of its knowledge, the Corporation is not in default of any of the listing requirement of the Exchange;

     (c)  the  authorized   share  capital  of  the   Corporation   consists  of
          750,000,000  common shares,  of which, as of June 1, 1998,  28,491,525 shares are issued and outstanding as fully paid and non-assessable;

     (d) the Corporation is a "reporting issuer" not in default under the applicable securities laws of each of the Provinces of Canada other than Quebec;

     (e) no person, firm or corporation holds any securities convertible into shares of the Corporation or has any agreement, warrant, option, right or privilege being or capable of becoming an agreement, warrant, option or right for the purchase, subscription or issuance of any unissued securities of the Corporation, except pursuant to this Agreement and, as of June 1, 1998, pursuant to options which are exercisable or exchangable into an aggregate of not more than 3,510,000 common shares of the Corporation;

     (f) upon their issuance on the Closing Date, the Common Shares will be validly issued and outstanding as fully paid and non-assessable securities of the Corporation;

     (g) on the Closing Date, the Common Shares will have been conditionally approved for listing and posted for trading on the Exchange, subject to the Corporation fulfilling all requirements of the Exchange in connection therewith;

     (h) the Corporation and each of its subsidiaries has the corporate power and capacity to own and lease its assets and to carry on its business as now conducted by it;

     (i) the Corporation and each of its subsidiaries is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licences, registrations and qualifications are valid and subsisting and in good standing, except in respect of matters which do not and will not result in any material adverse change to the business, business prospects or condition (financial or otherwise) of the Corporation and its subsidiaries, on a consolidated basis;

     (j) the audited financial statements of the Corporation for its fiscal period ended December 31, 1997 (the "Corporation's Financial Statements") present fairly the financial position and results of the operations of the Corporation for the periods then ended and the Corporation's Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

     (k) except as publicly disclosed, since December 31, 1997 there has not been any adverse material change of any kind whatsoever in the financial position or condition of the Corporation, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Corporation, or the right or capacity of the Corporation to carry on its business;

     (l) there has not been any material change in the capital stock or long-term debt or in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation, and its subsidiaries, on a consolidated basis, since December 31, 1997 that has not been publicly disclosed;

     (m) there has not been any material change in, and there have been no material facts, transactions, events or occurrences which could materially adversely affect, the business, business prospects, condition (financial or otherwise) or results of the operations of the Corporation, and its subsidiaries, on a consolidated basis, since December 31, 1997 that has not been publicly disclosed;

     (n) except as has been publicly disclosed, since December 31, 1997 the Corporation and each of its subsidiaries has carried on its business in the ordinary course;

     (o) to the best of its knowledge, except as publicly disclosed, there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened by or against or affecting the Corporation or its subsidiaries, if any, at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, of any kind whatsoever, which will materially adversely affect the business, operations or financial condition of the Corporation, and its subsidiaries, on a consolidated basis, or any of its assets or properties, or which materially adversely affects or may materially adversely affect the distribution of the Purchased Securities or any action taken or to be taken by the Corporation pursuant to or in connection with this Subscription Agreement and, to the best of its knowledge, there is no basis therefor;

     (p) no securities commission or similar regulatory authority in Canada has issued any order preventing or suspending trading in any securities of the Corporation;

     (q) the Corporation will, prior to the Closing Time, fulfil all legal requirements (including, without limitation, compliance with all applicable securities laws) to be fulfilled by the Corporation to enable the Purchased Securities to be offered for sale to the undersigned as contemplated in this Subscription Agreement;

     (r) to the best of its knowledge, the Corporation or, as applicable, each of its subsidiaries, is not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Subscription Agreement, does not and will not conflict with, or result in any breach of or the acceleration of any indebtedness under, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the memorandum, articles, by-laws or resolutions of the Corporation (including its subsidiaries), or any indenture, contract, agreement (written or oral), instrument, lease or other document, including without limitation the contracts to which the Corporation (including its subsidiaries) is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Corporation (including its subsidiaries), which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation (including its subsidiaries) or its assets or properties;

     (s) the Corporation has full corporate power and authority to enter into this Subscription Agreement and to perform its obligations set out herein and this Subscription Agreement has been duly authorized, executed and delivered by the Corporation and is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms except that:

          (i) the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally;

          (ii) equitable  remedies  including,   without  limitation,   specific
               performance and injunction may be granted only in the discretion of a court; and

          (iii)rights of indemnity, contribution and waiver of contribution may be limited under applicable law;

     (t) there is not, in the constating documents or by-laws of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to the declaration or payment of dividends by the Corporation to the holders of its common shares. The representations and warranties of the corporation contained in this Subscription Agreement shall be true at the Closing Time as though they were made at the Closing Time;

     (u) set out in Schedule D hereto is a complete list of all plans and arrangements under which options or other rights to acquire shares have been granted by the Corporation, or under which shares of the Corporation have been reserved for issuance, which, in each case, sets forth the number of shares reserved for issuance under such plan or arrangement and the number of options and/or similar rights outstanding thereunder, in each case as of June 1, 1998;

     (v) the Corporation agrees to file a Form D with respect to the Purchased Securities with the U.S. Securities and Exchange Commission (the "SEC") as required under Regulation D and to provide a copy thereof to the undersigned within fifteen (15) days after the Closing Date. The Corporation shall, on or prior to the Closing Date, take such action as is necessary under all applicable Securities Laws (as defined below) to sell the Purchased Securities to the undersigned in the manner contemplated in this Agreement, and to provide evidence of any such action so taken to the undersigned on or prior to the Closing Date. "Securities Laws" shall mean the securities laws, rules and regulations of Canada, of the United States, and of any state, province or governmental or regulatory authority of Canada or of the United States, including blue sky laws;

     (w) the Corporation shall, for a period of 18 months after the Closing Date, provided that it continues to be a reporting issuer in one or more Canadian jurisdictions and that the undersigned continues to hold any of the Purchased Securities, timely file all reports required to be filed with all applicable securities regulatory authorities, and the Corporation shall not, during such period, terminate its status as an issuer required to file reports under any applicable Securities Law even if such Securities Law would permit such termination;

     (x) the Corporation shall, for a period of 18 months after the Closing Date, provided that the undersigned continues to hold any of the Purchased Securities and that the Corporation continues to be a reporting issuer in one or more Canadian jurisdictions, send the following reports to the undersigned: (i) within three (3) business days after the filing with any securities regulatory authority, a copy of each annual, quarterly or other periodic report, each proxy statement and each current report; and (ii) within one (1) business day after release, a copy of each press release issued by the Corporation or any of its subsidiaries;

     (y) the Corporation shall, for a period of 18 months after the Closing Date, provided that the Corporation continues to satisfy the listing requirements of such Exchange(s) and that the undersigned continues to hold any of the Purchased Securities, continue the uninterrupted listing and trading of its common shares on The Toronto Stock Exchange and on any other securities exchange on which any of its securities may be or become listed and traded, and comply in all respects with the Corporation's reporting, filing and other obligations under the By-laws or rules of the Exchange and any such other securities exchange; and

     (z) the Corporation will use the proceeds of the sale of the Purchased Securities for working capital and/or such other purposes as management or the Board of Directors of the Corporation shall determine.

5. The sale of the Purchased Securities will be completed at the offices of Fraser & Beatty, the Corporation's counsel, in Vancouver, British Columbia at 10:00 a.m. (Vancouver time), or such other time as the Corporation and the undersigned may agree upon in writing (the "Closing Time") on June 2, 1998, or such other date as the Corporation and the undersigned may agree upon in writing (the "Closing Date"). The certificate for the Purchased Securities subscribed for by the undersigned hereunder will, on the Closing Date, be issued and registered in the name set out in the Registration Instructions below and will promptly thereafter be delivered in accordance with the Delivery Instructions below.

6. The obligation of the undersigned to complete the subscription contemplated hereby will be subject to and conditional on the fulfilment on or before the Closing Time of the following conditions, compliance with which may be waived in whole or in part by the undersigned, at any time, in its discretion and upon such terms as it may consider appropriate:

     (a) the representations and warranties of the Corporation contained herein will be true at and as of the Closing Time as though such representations and warranties were made again at and as of such time;

     (b) the Corporation will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by the Corporation prior to Closing Time;

     (c) the Exchange will have accepted notice of the issuance of the Purchased Securities as contemplated by the terms of this Agreement, subject only to the filing of all required documents and the payment of the required fees within the times stipulated by the Exchange;

     (d) no order, judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the completion of the subscription or which, in the opinion of the undersigned, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder;

     (e) the undersigned will have received a favourable written opinion of the Corporation's counsel, dated the Closing Date, substantially in the form attached hereto as Schedule C;

     (f) the purchase by the Corporation of 58,909 common shares in the capital of the undersigned, at an aggregate subscription price of U.S. $2,000,000, pursuant to a subscription agreement of even date; and

     (g) the execution and delivery of a Strategic Alliance Agreement between the Corporation and the undersigned, in form and substance acceptable to each of them.

7. The obligation of the Corporation to complete the transactions contemplated hereby will be subject to and conditional on the fulfillment on or before the Closing Time of the following conditions, compliance with which may be waived in whole or in part by the Corporation, at any time, in its discretion and upon such terms as it may consider appropriate:

     (a) the representations and warranties of the undersigned contained herein will be true at and as of the Closing Time as though such representations and warranties were made again at and as of such time;

     (b) the undersigned will have performed and complied with all covenants, agreements and conditions required hereby to be performed or compiled with by the undersigned prior to the Closing Time;

     (c) the Exchange will have accepted notice of the issuance of the Purchased Securities as contemplated by the terms of this Agreement, subject only to the filing of all required documents and the payment of the required fees within the times stipulated by the Exchange;

     (d) no order, judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the completion of the subscription or which, in the opinion of the Corporation, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder;

     (e) the purchase by the Corporation of 58,909 common shares in the capital of the undersigned, at an aggregate subscription price of U.S. $2,000,000, pursuant to a subscription agreement of even date; and

     (f) the execution and delivery of a Strategic Alliance Agreement between the Corporation and the undersigned, in form and substance acceptable to each of them.

8. The undersigned agrees to deliver to the Corporation, not later than 5:00 p.m. (Vancouver time) at least two business days prior to the Closing Date:

     (a) two manually signed and completed copies of the Private Placement Questionnaire and Undertaking attached as Schedule A and such other documents as may be requested as contemplated by paragraph 3(m) hereof; and

     (b) a certified cheque or bank draft payable to the Corporation or its counsel, Fraser & Beatty, in trust, for the aggregate subscription price of the Purchased Securities subscribed for under this Subscription Agreement or payment of the same amount in such other manner as is acceptable to the Corporation.

9. This subscription may be accepted or rejected by the Corporation. Confirmation of acceptance or rejection of a subscription will be forwarded to the undersigned promptly after the acceptance or rejection of the subscription. If this subscription is rejected, the undersigned understands that, if it has delivered a certified cheque or bank draft representing the purchase price of the Purchased Securities subscribed for, such cheque or bank draft will be promptly returned to it without interest.

10. The undersigned agrees to indemnify and hold harmless the Corporation, and its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the undersigned contained herein or in any document furnished by the undersigned to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any document furnished by the undersigned to the Corporation in connection herewith.

11. The Corporation agrees to indemnify and hold harmless the undersigned, and its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Corporation contained herein or in any document furnished by the Corporation to the undersigned in connection herewith being untrue in any material respect or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein or in any document furnished by the Corporation to the undersigned in connection herewith.

12. Before Closing Time, no party hereto will make any public statement or issue any press release concerning the transactions contemplated herein, except as may be necessary, in the opinion of counsel to the party making such disclosure, to comply with the requirements of any applicable law, order, rule, regulation or published policy of any regulatory authority having jurisdiction. Upon any public statement or release being so required, the party making such disclosure will consult with the other party prior to making any statement or issuing a press release and the parties will use all reasonable efforts, acting expeditiously and in good faith, to agree upon a text for such statement or release which is satisfactory to each of them. If the parties fail to agree upon such text, the party making the disclosure will make only such public statement or release as its counsel advises in writing is legally required to be made.

13. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby, notwithstanding any investigation at any time made, or any evidence as to the truth or accuracy thereof at any time accepted, by or on behalf of the other party.

14. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Agreement, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the undersigned and the Corporation in accordance with the terms hereof.

15. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. This Subscription Agreement is not transferable or assignable by either of the parties hereto. Time shall be of the essence hereof.




          DATED at the City of Santa Barbara, in the State of California this ______ day of June, 1998.


MIRAVANT MEDICAL TECHNOLOGIES                ___________________________________
(Name of Subscriber - please print)          Address:

By:/S/
   ------------------------------
                 Authorized Signature

_____________________________________        ___________________________________
(Official Capacity or Title,- please print)  (Telephone Number)

Registration Instructions:                   Delivery Instructions:

Register the Purchased Securities            Deliver the Purchased Securities
as set forth below:                          as set forth below:


Name                                         Name


Account reference, if applicable             Account reference, if applicable


Address                                      Contact Name


                                             Telephone Number



                                   ACCEPTANCE

          Xillix Technologies Corp. hereby accepts the above subscription and agrees to be bound by all of the covenants and agreements on its part set forth above as of this _________ day of June, 1998. XILLIX TECHNOLOGIES CORP.


                                             Per:/S/
                                                 ------------------------------


                                             Per:/S/
                                                 ------------------------------

                                   SCHEDULE A

                        TSE QUESTIONNAIRE AND UNDERTAKING



NOTE:    The attached must be completed in duplicate.






                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

                                  QUESTIONNAIRE

1.  DESCRIPTION  OF  TRANSACTION

     (a)  Name of Issuer of the Securities: Xillix Technologies Corp.

     (b) Number and class of Securities to be Purchased: 2,691,904 Common shares.

     (c)  Purchase Price: $2.67 per Share.

2. DETAILS OF PURCHASER

     (a)  Name of Purchaser: Miravant Medical Technologies

     (b)  Address: 7408 Hollister Avenue, Santa Barbara, CA, 93117


     (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:



3. RELATIONSHIP TO ISSUER

     (a) Is the purchaser, or any person named in response to 2(c) above, an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c) qualifies an insider:




     (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details:




4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

          Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

                                   UNDERTAKING


To: The Toronto Stock Exchange

     The undersigned has subscribed for and agreed to purchase, as principal, the securities described in item 1 of this Private Placement Questionnaire and Undertaking.

     The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is the longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

          Dated at the City of Santa Barbara, in the State of California, this ______ day of June, 1998.


                                             MIRAVANT MEDICAL TECHNOLOGIES
                                             (Name of Purchaser - please print)


                                             By:/S/
                                                ------------------------------
                                                Authorized Signature


                                             ___________________________________
                                             (Official  Capacity  or  Title,  if
                                             applicable - please  print)



                                             ___________________________________
                                             (Please print  name of   individual
                                             whose signature  appears  above  if
                                             different  than the  name of    the
                                             purchaser  printed  above)

                                   SCHEDULE B

                 REPRESENTATION LETTERS OF THE SELLER AND BROKER







                                  See attached





                       REPRESENTATION LETTER OF THE SELLER





                                                 Date: _________________________

CIBC MELLON TRUST COMPANY,
as registrar and transfer agent
for the Common Shares of Xillix Technologies Inc.
P.O. Box 1900
Mall Level
1177 West Hastings St.
Vancouver, BC  V6C 3K9


Dear Sir/Madam:

                              Sale of Common Shares

     The undersigned (the "Seller") proposes to sell _______________ shares of common stock, represented by certificate number __________ (the "Shares"), of Xillix Technologies Inc. (the "Company") through _____________________________ [Name of Broker] pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended. In order to induce you to render your advice to the transfer agent of the Company, enabling such transfer agent to remove the restrictive legend and any stop transfer order from the Shares, the undersigned hereby represents and warrants to you as follows:

     (1) no offer to sell the Shares will be made to a person in the United States;

     (2) the undersigned either: (a) is not an "affiliate" (as defined below) of the Company, or (b) is an affiliate of the Company solely by virtue of holding a position as a director or officer of the Company;

     (3) the sale of the Shares will be executed in, on or through the facilities of The Toronto Stock Exchange in accordance with the procedures of such exchange, and neither the undersigned nor any person acting on the undersigned's behalf knows that the sale has been prearranged with a buyer in the United States;

     (4) no "directed selling efforts" will be made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned;

     (5) the undersigned is not a person who participates, pursuant to any contractual arrangement, in the distribution of these securities;

     (6) that in the event the undersigned is a director or officer of the Company, the undersigned represents that, in connection with the proposed sale of Shares, no selling concession, fee or other remuneration will be paid in connection with such offer or sale other than the usual and customary broker's commission that will be received by a person executing such transaction as agent; and

     (7) the transactions described herein are not a part of or incident to any hedging transaction.

     For purposes of these representations, "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company. "Directed selling efforts" means any activity undertaken for the purposes of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares. This would include, but not be limited to, the solicitation of offers to purchase the Shares from persons in the United States. "United States" means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

     The undersigned understands that the Company is relying upon the representations contained in this letter and agrees that legal counsel to the Company shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

                                                     Yours very truly,



                                                     ---------------------------

                       REPRESENTATION LETTER OF THE BROKER

                             [Letterhead Of Broker]



                                                      Date: ____________________

CIBC MELLON TRUST COMPANY,
as registrar and transfer agent
for the Common Shares of Xillix Technologies Inc.
P.O. Box 1900
Mall Level
1177 West Hastings St.
Vancouver, BC  V6C 3K9


Dear Sir/Madam:

                     Sale of Shares Pursuant to SEC Rule 904

     We have read the representation letter of our customer, _________________________ (the "Seller") dated _______________________, pursuant to which the Seller has requested that we sell, for the Seller's account, _____________ shares of common stock represented by certificate number _______ (the "Shares") of Xillix Technologies Inc. (the "Company"). We will execute sales of the Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended, on behalf of the Seller. In that connection, we hereby represent to you as follows:

     (1) no offer to sell the Shares will be made to a person in the United States;

     (2) the sale of the Shares will be executed in, on or through the facilities of The Toronto Stock Exchange, and, to the best of our knowledge, the sale will not be pre-arranged with a buyer in the United States;

     (3) no "directed selling efforts" will be made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned;

     (4) we will do no more than execute the order or orders to sell the Shares as agent for the Seller and will receive no more than the usual and customary broker's commission that would be received by a person executing such transaction as agent; and

     (5) to the best of our knowledge the transactions described herein are not a part of or incident to any hedging transaction.

     For purposes of these representations, "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned. "Directed selling efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares. This would include, but not be limited to, the solicitation of offers to purchase the Shares from persons in the United States. "United States" means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

     Legal   counsel  to  the  Company  shall  be  entitled  to  rely  upon  the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

     If you have any questions regarding this transaction, please telephone the undersigned at (_____)______-__________.

                                             Sincerely,

                                             ___________________________________
                                             [Name of Broker]

                                             By:________________________________

                                             Title: ____________________________

                                   SCHEDULE C

                              FORM OF LEGAL OPINION





                                                                    June 2, 1998


Xillix Technologies Corp.
300-13775 Commerce Parkway
Richmond, British Columbia
V6V 2V4

-and-

Miravant Medical Technologies
7408 Hollister Avenue
Santa Barbara, CA
93117


Dear Sirs/Mesdames:

                            Xillix Technologies Corp.
          - Issuance of Common Shares to Miravant Medical Technologies

     We have acted as counsel to Xillix Technologies Corp. (the "Company") in connection with the issuance by the Company of 2,691,904 common shares (the "Purchased Securities") to Miravant Medical Technologies (the "Purchaser") pursuant to a subscription agreement between the Company and the Purchaser dated as of the 2nd day of June, 1998 (the "Xillix Subscription Agreement").

     We   have reviewed:

     (a)  an executed copy of the Xillix Subscription Agreement;

     (b) an executed copy of the Strategic Alliance Agreement between the Company and the Purchaser dated as of June 2, 1998 relating to the development and commercialization of the Purchaser's photodynamic therapy technology with the Company's fluorescence imaging technology (the "Strategic Alliance Agreement");

     (c) an executed copy of the subscription agreement between the Purchaser and the Company relating to the issue and sale of 58,909 common shares of the Purchaser (the "Miravant Subscription Agreement");

     (d) a certificate of the President and Chief Executive Officer and the Corporate Secretary of the Company dated June 2, 1998 relating to certain factual matters;

     (e) a certificate of the Corporate Secretary of the Company dated June 2, 1998 with respect to the Memorandum and Articles of the Company and, among other things, the resolutions of the directors of the Company approving the issue and sale of the Purchased Securities and the entering into of the Xillix Subscription Agreement, the Miravant Subscription Agreement and the Strategic Alliance Agreement (collectively, the "Agreements");

     (f) a certificate of CIBC Mellon Trust Company, the registrar and transfer agent for the common shares of the Company (the "Transfer Agent"), dated June 2, 1998 confirming the number of outstanding common shares of the Company; and

     (g) correspondence from The Toronto Stock Exchange (the "Exchange") relating to the listing of the Purchased Securities.

     We have examined such statutes and regulations, corporate records, certificates and other documents and have considered such questions of law and have made such other examinations, searches and investigations as we have considered relevant and necessary as a basis for the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified, notarial or true copies or reproductions. We have also assumed, for the purposes of the opinions expressed herein, that the Xillix Subscription Agreement has been duly authorized, executed and delivered by the Purchaser and is binding upon and enforceable against the Purchaser.

     As  to  various   questions  of  fact  material  to  the  opinions  herein,
information with respect to which is in the possession of the Company, we have relied upon the certificates referred to in subparagraphs (d) and (e) above (collectively, the "Company Certificates"), copies of which have been delivered to you today. We have also relied on certain other certificates with respect to certain factual matters.

     For the purposes of the opinions expressed below, we have assumed:

     (a) the accuracy of the representations, warranties and acknowledgements of the Purchaser set out in each of the Agreements; and

     (b) that there has been no advertisement of the Purchased Securities, or of the offering or sale thereof, whether in printed media of general and regular paid circulation, on radio or television or otherwise, and that no offering memorandum has been delivered to the Purchaser.

     In expressing the opinion set forth in paragraph 1, we have relied solely upon a Certificate of Good Standing for the Company issued by the Registrar of Companies, dated June 1, 1998, a copy of which has been delivered to you today.

     In expressing the opinion set forth in paragraph 7, we have not reviewed the register of members of the Company but have relied solely upon the Company Certificates and the confirmation of the Transfer Agent referred to in subparagraph (d) above.

     In expressing the opinion set forth in paragraph 10, we have relied solely upon a certificate of the British Columbia Securities Commission ("BCSC"), dated June 1, 1998, a copy of which has been delivered to you today.

     The opinions expressed below are subject to the qualification that no effective order, ruling or decision has been issued or granted by a court or regulatory or administrative body that has the effect of precluding or restricting the offering, issue or sale by the Company of the Purchased Securities or restricting any trades of any securities of the Company and at the relevant time there is no such order affecting any person engaged in such a trade.

     Whenever our opinion with respect to the existence or absence of facts or circumstances is qualified by the phrases "of which we are aware" or "to our knowledge", it is intended to indicate that during the course of our representation of the Company no information has come to our attention which would give us actual knowledge of the existence of such facts or circumstances. However, other than a review of the Company Certificates, the Agreements and certain corporate proceedings of the Company which were made available to us and an examination of our files and inquiries of the lawyers of this firm responsible for files relating to the Company, we have not undertaken any special or independent investigation to determine the existence or absence of such facts or circumstances. No inference as to our knowledge as to such facts and circumstances should be drawn merely from our representation of the Company.

     The opinions expressed herein are restricted to the laws of the Province of British Columbia and the federal laws of Canada applicable therein. In particular, we express no opinion with respect to the laws of the United States of America or any state thereof.

     Based and relying upon and subject to the foregoing, we are of the opinion that:

     1. The Company has been duly amalgamated and validly exists under the laws of the Province of British Columbia and is in good standing with respect to the filing of its annual returns with the Office of the Registrar of Companies of British Columbia.

     2. The Company has all requisite corporate capacity, power and authority to carry on its business as now conducted by it, to own its assets and to enter into, deliver and to perform its obligations under the Agreements.

     3. Each of the Agreements has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by and on behalf of the Company.

     4. The Xillix Subscription Agreement is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and waiver of contribution thereunder may be limited under applicable law, and subject to bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforcement of creditors' rights and to the availability of equitable remedies being in the discretion of a court of competent jurisdiction.

     5. None of the execution and delivery of any of the Agreements, nor the fulfillment by the Company of the terms thereof, conflicts or will conflict with or results or will result in a breach of, or creates a state of facts which, after notice or lapse of time or both, will result in a breach of or conflict with any of the terms, conditions or provisions of the Memorandum or Articles of the Company or, to our knowledge, of any resolutions of its shareholders or directors or any material license or permit issued to the Company or any agreement or instrument to which the Company is a party or by which it is bound as of the date hereof.

     6. The Purchased Securities have been duly and validly allotted and issued as fully paid and non-assessable common shares in the capital of the Company, and have been duly and validly registered in the name of the Purchaser.

     7. The authorized share capital of the Company consists of 750,000,000 common shares without par value, of which 28,491,525 common shares were issued and outstanding as of the close of business on June 1, 1998 (ie, prior to giving effect to the issue of the Purchased Securities).

     8. The Exchange has accepted notice of the issuance of the Purchased Securities and has conditionally approved the listing thereof on the Exchange, subject to the satisfaction of the conditions to such acceptance and approval stipulated by the Exchange, the filing of all required documents and the payment of the required fees, all within the times stipulated by the Exchange, and all as set forth in the correspondence from the Exchange referred to in subparagraph (g) on page 2.

     9. To our knowledge, there are no actions, suits, proceedings or investigations, whether on behalf of or against the Company and its subsidiaries, taken as a whole, pending or threatened against or affecting the Company and its subsidiaries, taken as a whole, at law or in equity, before or by any federal, provincial, municipal or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would reasonably be expected to materially adversely affect the property, assets or business of the Company and its subsidiaries, taken as a whole, or which questions the validity of the issuance and sale, as fully paid and non-assessable, of all or any of the outstanding common shares of the Company, or any action taken or to be taken by the Company pursuant to or in conjunction with any of the Agreements.

     10. The Company is a reporting issuer and is not in default of filing financial statements or paying fees and charges relating to those filings required by the Securities Act (British Columbia) (the "B.C. Act") and the regulations thereunder.

     11.  The  offering,  sale and delivery of the  Purchased  Securities by the
          Company to the Purchaser in accordance with the terms of the Xillix Subscription Agreement are exempt, either by statute, regulation, rule or order, from the prospectus requirements of the B.C. Act and, except as have been obtained or completed, no documents are required to be filed, proceedings taken, and no approval or consent of, or registration or filing with, any regulatory authority in British Columbia is required, in order to permit the offering, issuance, sale and delivery of the Purchased Securities by the Company to the Purchaser, except for the filing within 10 days of the date hereof of reports in prescribed form prepared and executed in accordance with applicable securities laws, together with applicable fees.

     12. The first trade of any of the Purchased Securities by the Purchaser in British Columbia will be deemed to be a distribution in such Province and accordingly will be subject to the prospectus and registration requirements contained in the B.C. Act, unless otherwise exempted from those requirements.

     This opinion is limited to the specific issues addressed herein and is limited in all respects to laws and interpretations thereof existing on the date hereof. We do not undertake to update this opinion for changes in such laws or interpretations. This opinion may be relied upon by you solely in connection with the transaction contemplated herein and is not to be relied upon by any other person or for any other purpose unrelated to this transaction without our prior written consent.

                                                  Yours very truly,

                                   SCHEDULE D

                             PLANS AND ARRANGEMENTS



                              Please see attached.